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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2003

                           FRIEDE GOLDMAN HALTER, INC.
                            (AS DEBTOR IN POSSESSION)
             (Exact name of registrant as specified in its charter)

          Mississippi                     0-22595                 72-1362492
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                          13085 Industrial Seaway Road
                           Gulfport, Mississippi 39503
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (228) 896-0029
                         (Registrant's telephone number,
                              including area code)



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Item 2.   Disposition of Assets

     On January 29, 2003, Friede Goldman Halter, Inc. (OTCBB: FGHLQ) completed the previous announced sale of substantially all of the assets of its offshore division to ACON Offshore Partners LP and its affiliates (ACON), a Delaware limited partnership. The sale was finalized for a purchase price of approximately $61 million (USD), consisting of cash and the assumption of secured debt.

     Reference is made to the Press Release dated January 31, 2003, a copy of which is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibit

       ( c )  Exhibits

Exhibit 99.1      Press Release of Registrant dated January 31, 2003 regarding court approval of Offshore division sale.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FRIEDE GOLDMAN HALTER, INC.

Date: February 7, 2003

                                              By: /s/ T. Jay Collins

                                                 ______________________________
                                                 T. Jay Collins
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX

       Exhibit No.                       Description
       -----------                       -----------
         *99.1                Press Release of Registrant dated January 31, 2003

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* Filed herewith.




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